                                                                     Exhibit 4.1

                                  $800,400,000

                           Dynegy Danskammer, L.L.C.
                             Dynegy Roseton, L.L.C.

                      Subsidiaries of Dynegy Holdings Inc.
                        (Guarantor of lease obligations)

                Pass Through Certificates, Series A and Series B


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                         Dated as of May 8, 2001

Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
c/o Banc of America Securities LLC
100 North Tryon Street, 7/th/ Floor
Charlotte, NC 28255

Dear Sirs:

          Roseton-Danskammer 2001-Series A Pass Through Trust and Roseton-Danskammer 2001-Series B Pass Through Trust (collectively, the "Trusts"), newly
                                                                ------
formed trusts respectively created by Dynegy Danskammer, L.L.C., a Delaware limited liability company ("Dynegy Danskammer"), and Dynegy Roseton, L.L.C., a
                            -----------------
Delaware limited liability company ("Dynegy Roseton" and, together with Dynegy
                                     --------------
Danskammer, the "Lessees") propose to issue and sell to you (the "Initial
                 -------                                          -------
Purchasers") $800,400,000 in aggregate principal amount of Pass Through
----------
Certificates, Series A and Pass Through Certificates, Series B (collectively, the "Certificates") pursuant to the Certificate Purchase Agreement, dated as of
     ------------
May 1, 2001 (the "Purchase Agreement"), among the Lessees, Dynegy Holdings Inc.,
                  ------------------
a Delaware corporation (the "Company" and, together with the Lessees, the
                             -------
"Registrants") and the Initial Purchasers.  The Lessees are indirect wholly-
------------
owned subsidiaries of the Company, which will guarantee each Lessee's payment obligations under one or more sale-leaseback transactions (the "Lease
                                                                -----
Transactions").  The Certificates are to be issued pursuant to two Pass Through
------------
Trust Agreements (each a "Pass Through Trust Agreement"), between the Lessees
                          ----------------------------
and The Chase Manhattan Bank, as trustee (the "Pass Through Trustee").  The
                                               --------------------
assets of each Trust will consist solely of notes (the "Lessor Notes") to be
                                                        ------------
issued by two owner lessors (the "Owner Lessors") each pursuant to an indenture
                                  -------------
(collectively, the "Lease Indentures") between the applicable Owner Lessor and
                    ----------------
The Chase Manhattan Bank, as trustee (the "Lease Indenture
                                           ---------------

Trustee"), in connection with the Lease Transactions. Capitalized terms used but
-------
not defined herein shall have the meaning given to such terms in the Pass Through Trust Agreements.

          SECTION 1.  Definitions.  The definitions set forth in this Agreement
                      -----------
shall equally apply to both the singular and plural forms of the terms defined. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in the last paragraph of
           ------
Section 5 of this Agreement.

          "Affiliate", with respect to any Person, shall mean any other Person
           ---------
that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. The term "control" means the possession, directly or indirectly of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of
Section 2, an "Affiliate" of any Registrant shall mean and include, in addition, any Person deemed an affiliate thereof under the Securities Act or the Exchange Act in connection with the Exchange Offer.

          "Closing Date" shall have the meaning set forth in the Purchase
           ------------
Agreement.

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission.

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Cure Date" shall have the meaning set forth in Section 4(a) of this
           ---------
Agreement.

          "Effective Date" shall mean the date which is 240 days after the
           --------------
Closing Date.

          "Effective Period" shall have the meaning set forth in Section 3(a) of
           ----------------
this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer" shall have the meaning set forth in Section 2(a) of
           --------------
this Agreement.

          "Exchange Offer Registration Statement" shall have the meaning set
           -------------------------------------
forth in Section 2(a) of this Agreement.

          "Exchange Period" shall have the meaning set forth in Section 2(a) of
           ---------------
this Agreement.

          "Exchange Securities" shall have the meaning set forth in Section 2(a)
           -------------------
of this Agreement.

          A "holder" of Registrable Securities shall mean the registered holder
             ------
of such securities.

          "Holder Indemnified Party" shall have the meaning set forth in Section
           ------------------------
8(a) of this Agreement.

          "Holder Information" shall have the meaning set forth in Section 8(a)
           ------------------
of this Agreement.

          "Illiquidity Event" with respect to the Initial Securities shall mean
           -----------------
any of the following events:

          (a) as of the Effective Date, both (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of such Resale Securities) has not become effective and an Exchange Offer for such Registrable Securities shall have not been consummated and (ii) the Registrable Securities are not the subject of an Initial Shelf Registration Statement which has become effective; or

          (b) the Registrable Securities are the subject of an Initial Shelf Registration Statement or Subsequent Shelf Registration Statement which was effective but which has ceased to be effective for any reason prior to the end of the Effective Period.

          An Illiquidity Event shall be deemed to cease to exist on the date subsequent to the occurrence of such Illiquidity Event on which:

               (i) in the case of an Illiquidity Event described in clause (a) above, either (i) an Exchange Offer Registration Statement (which, if applicable pursuant to Section 2(a), covers resales of the Resale Securities) shall become effective and an Exchange Offer for such Registrable Securities shall have been consummated or (ii) an Initial Shelf Registration Statement covering such Registrable Securities shall become effective; or

               (ii) in the case of an Illiquidity Event described in clause (b) above, a Subsequent Shelf Registration Statement covering such Registrable Securities shall become effective.

          "Initial Purchasers" shall have the meaning set forth in the first
           ------------------
paragraph of this Agreement.

          "Initial Securities" shall mean the Certificates sold to the Initial
           ------------------
Purchasers pursuant to the Purchase Agreement.

          "Initial Shelf Registration Statement" shall have the meaning set
           ------------------------------------
forth in Section 3(a) of this Agreement.

          "Inspectors" shall have the meaning set forth in Section 5(m) of this
           ----------
Agreement.

          "Lessees" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Managing Underwriters" shall mean the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an Underwritten Offering.

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----

          "Pass Through Trust Agreements" shall have the meaning set forth in
           -----------------------------
the first paragraph of this Agreement.

          "Pass Through Trustee" shall have the meaning set forth in the first
           --------------------
paragraph of this Agreement, including its successors and any successor trustee under the Pass Through Trust Agreements.

          "Person" shall mean any individual, partnership, limited liability
           ------
company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the prospectus included in any Registration Statement, including post-effective amendments and all material incorporated by reference into such prospectus.

          "Purchase Agreement" shall have the meaning set forth in the first
           ------------------
paragraph of this Agreement.

          "Records" shall have the meaning set forth in Section 5(m) of this
           -------
Agreement.

          "Registrable Securities" shall mean the Initial Securities upon
           ----------------------
original issuance thereof and at all times subsequent thereto until, in the case of any such Initial Security, (i) a Registration Statement covering such Initial Security, or the Exchange Security to be exchanged for such Initial Security (and, in the case of any Resale Security, any resale thereof), has been declared effective and such Initial Security has been disposed of or exchanged (or, in any case where such Registration Statement covers the resale of Resale Securities, such Initial Security has been exchanged and the Resale Security received therefor has been resold), as the case may be, in accordance with such effective Registration Statement, (ii) such Initial Security is sold in compliance with Rule 144 or would be permitted to be sold pursuant to Rule 144(k), (iii) such Initial Security shall have been otherwise transferred and a new certificate therefor not bearing a legend restricting further transfer shall have been delivered by or on behalf of the Registrants and such Initial Security shall be tradeable by each holder thereof without restriction under the Securities Act or the Exchange Act and without material restriction under the applicable blue sky or state securities laws or (iv) such Initial Security ceases to be outstanding.

          "Registrants" shall have the meaning set forth in the first paragraph
           -----------
of this Agreement.

          "Registration Statement" shall mean any registration statement
           ----------------------
(including any Shelf Registration Statement) of the Registrants that covers any of the Registrable Securities or the Exchange Securities, as the case may be, pursuant to the provisions of this Agreement, including the Prospectus which is part of such Registration Statement, amendments (including post-effective amendments) and supplements to such Registration Statement and all exhibits and appendices to any of the foregoing. For purposes of the foregoing, unless the context requires otherwise, a Registration Statement for an Exchange Offer shall not be deemed to cover Registrable Securities held by a Restricted Person unless such Registration Statement covers the resale of Resale Securities to be received by such Restricted Person pursuant to such Exchange Offer and any such Initial Securities not so covered by the Registration Statement shall continue to be Registrable Securities.

          "Resale Purchaser" shall have the meaning set forth in Section 8(a) of
           ----------------
this Agreement.

          "Resale Securities" shall mean any Exchange Security received by a
           -----------------
Restricted Person pursuant to an Exchange Offer, and at all times subsequent thereto, until, subject to the time periods set forth herein, such Exchange Security has been resold by such Restricted Person.

          "Restricted Person" shall mean (a) any Affiliate of the Registrants,
           -----------------
(b) any Initial Purchaser or (c) any Affiliate of any Initial Purchaser (other than Affiliates of such Initial Purchaser that (i) is acquiring Exchange Securities in the ordinary course of business and do not have an arrangement with any Person to distribute Exchange Securities and (ii) may trade such Exchange Securities without restriction under the Securities Act).

          "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 144A" shall mean Rule 144A under the Securities Act, as such
           ---------
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Rule 415" shall mean Rule 415 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Securities" shall mean collectively the Exchange Securities and the
           ----------
Registrable Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations of the Commission promulgated thereunder.

          "Shelf Notice" shall have the meaning set forth in Section 2(b) of
           ------------
this Agreement.

          "Shelf Registration Statement" shall have the meaning set forth in
           ----------------------------
Section 3(b) of this Agreement.

          "Special Counsel" shall mean Simpson Thacher & Bartlett, special
           ---------------
counsel to the Initial Purchasers, or any other firm acceptable to the Registrants, acting as special counsel to the holders of Registrable Securities or Exchange Securities.

          "Subsequent Shelf Registration Statement" shall have the meaning set
           ---------------------------------------
forth in Section 3(b) of this Agreement.

          "TIA" shall mean the Trust Indenture Act of 1939, as amended, and the
           ---
rules and regulations of the Commission promulgated thereunder.

          "Underwritten Registration" or "Underwritten Offering" shall mean a
           -------------------------      ---------------------
registration in which securities are sold to an underwriter or group of underwriters for reoffering to the public.

          SECTION 2.  Exchange Offer.
                      --------------

          (a) Unless the Registrants determine in good faith that the Exchange Offer shall not be permissible under applicable law or Commission policy, the Registrants shall prepare and cause to be filed with the Commission as soon as reasonably practicable after the Closing Date, subject to Sections 2(b) and 2(c) of this Agreement, a Registration Statement (an "Exchange Offer Registration
                                                 ---------------------------
Statement") for an offer to exchange (an "Exchange Offer") the Registrable
---------                                 --------------
Securities (subject to Section 2(c)) for a like aggregate principal amount of pass-through certificates otherwise in all material respects substantially identical to the Initial Securities (the "Exchange Securities") (and which are
                                          -------------------
entitled to the benefits of the Pass Through Trust Agreements, which shall be qualified under the TIA in connection with such registration, or agreements which are substantially identical in all material respects to the Pass Through Trust Agreements), other than (i) such changes to the Pass Through Trust

Agreements or any substantially identical agreements as the Pass Through Trustee and the Registrants may deem necessary in connection with the Pass Through Trustee's rights and duties or to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA; (ii) such changes relating to restrictions on transfer set forth in the Pass Through Trust Agreements; and (iii) such changes to remove liquidated damages provisions contemplated in Section 4 of this Agreement. The Exchange Offer shall be registered under the Securities Act on the appropriate form of Registration Statement and shall comply with all applicable tender offer rules and regulations under the Exchange Act and with all other applicable laws. Subject to the terms and limitations of Section 2(c), such Exchange Offer Registration Statement may also cover any resales of Resale Securities by any Restricted Person, in the manner or manners designated by them which, in any event, is reasonably acceptable to the Registrants.

          As soon as reasonably practicable after the close of the Exchange Offer, the Registrants shall:

          (a) accept for exchange all Initial Securities tendered and not validly withdrawn pursuant to the Exchange Offer;

          (b) deliver to the Pass Through Trustee for cancellation all Initial Securities so accepted for exchange; and

          (c) cause the Pass Through Trustee promptly to authenticate and deliver to each holder, Exchange Securities equal in principal amount to the Initial Securities of such holder so accepted for exchange.

          The Registrants shall use their reasonable best efforts to (i) cause the Exchange Offer Registration Statement to become effective under the Securities Act and to consummate the Exchange Offer on or prior to the Effective Date, (ii) keep the Exchange Offer open for a period of not less than 20 business days from the date on which notice of the Exchange Offer is delivered to the holders (provided that in no event shall such period be less than the
                --------
period required under applicable Federal and state securities laws), and (iii) maintain such Exchange Offer Registration Statement continuously effective for a period (the "Exchange Period") of not less than the longer of (A) the period
             ---------------
until the consummation of the Exchange Offer and (B) 90 days after the initial effective date of the Exchange Offer Registration Statement; provided, however,
                                                             --------  -------
that in the event that all resales of Resale Securities (including, any resales by broker-dealers that receive Exchange Securities for their own account pursuant to the Exchange Offer) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above.
Each Restricted Person shall notify the Registrants promptly after re-selling all Resale Securities held by such Restricted Person which are covered by any such Registration Statement.

          Each holder of Registrable Securities to be exchanged in the Exchange Offer (other than any Restricted Person) shall be required as a condition to participating in the Exchange Offer to represent that (i) it is not an Affiliate of the Registrants, (ii) any Exchange Securities to be received by it shall be acquired in the ordinary course of its business and (iii) that at the time of the consummation of the Exchange Offer it shall have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Initial Securities or the Exchange Securities. Upon consummation of an Exchange Offer in accordance with this Section 2 and compliance with the other provisions of this Section 2, the Registrants shall, subject to Sections 2(b) and 2(c), have no further obligation to register Registrable Securities pursuant to Section 3(a) of this Agreement; provided that the other provisions of this
                                   --------
Agreement shall continue to apply as set forth in such provisions.

          Notwithstanding any other provisions hereof, the Registrants will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) In the event that the Registrants reasonably determine in good faith that (i) the Exchange Securities would not, upon receipt in the Exchange Offer by any holder of Registrable Securities (other than any Restricted Person and other than any holder who is not acquiring such Exchange Securities in the ordinary course of business or who has an arrangement with any person to participate in the distribution of such Exchange Securities), be tradeable by each holder thereof without restriction under the Securities Act and the Exchange Act and without restriction under applicable blue sky or state securities laws, (ii) after conferring with counsel, the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective on or prior to the date which is 20 business days prior to the Effective Date (except in the circumstances set forth in Section 2(c)) or (iii) the Exchange Offer may not be made in compliance with applicable laws, then the Registrants shall promptly deliver notice thereof (the "Shelf Notice") to the holders of the
                                      ------------
Registrable Securities and the Pass Through Trustee and shall thereafter file an Initial Shelf Registration Statement pursuant to, and otherwise comply with, the provisions of Section 3(a). Following the delivery of a Shelf Notice in accordance with this Section 2(b) and compliance with Section 3(a), the Registrants shall not have any further obligation under this Section 2.

          (c) In the event that the Registrants reasonably determine in good faith that (i) the Resale Securities would not, upon consummation of any resale thereof by a Restricted Person to any Person other than another Restricted Person, be tradeable by each holder thereof without restriction under the Securities Act (other than applicable requirements) and the Exchange Act and without restriction under applicable blue sky or state securities laws or (ii) the Commission is unlikely to permit the Exchange Offer Registration Statement to become effective on or prior to the date which is 20 business days prior to the Effective Date solely because such Registration Statement covers resales of the Resale Securities by Restricted Persons, then the Registrants shall promptly deliver a Shelf Notice to the Restricted Persons who are holders of Resale Securities and to the Pass Through Trustee, and the Registrants shall thereafter file an Initial Shelf Registration Statement with respect to any such Registrable Securities pursuant to, and otherwise comply with, the provisions of Section 3(a); provided that such Initial Shelf
                                      --------
Registration Statement shall only cover resales of Registrable Securities by Restricted Persons if a Shelf Notice is not then otherwise required to be delivered pursuant to Section 2(b); and, provided, further, that such Initial
                                         --------  -------
Shelf Registration Statement covering Registrable Securities held by Restricted Persons shall be kept effective for at least a period of 120 days and is not required to remain effective with respect to Registrable Securities held by Restricted Persons thereafter. Following the delivery of a Shelf Notice in accordance with this Section 2(c) and compliance with Section 3(a), the Registrants shall not have any further obligation under this Section 2 with respect to the filing of an offer to exchange the Registrable Securities held by the Restricted Persons (including, without limitation, any obligation to provide that an Exchange Offer Registration Statement filed pursuant to Section 2(a) cover resales of Resale Securities by Restricted Persons); provided that the
                                                           --------
provisions of this Section 2 shall otherwise remain in full force and effect with respect to Registrable Securities held by any person other than a Restricted Person.

          SECTION 3.  Shelf Registration; Registrable Securities.  With respect
                      ------------------------------------------
to the Registrable Securities, if a Shelf Notice is delivered in accordance with
Section 2(b) or 2(c) of this Agreement, then the Registrants shall comply with the following provisions of this Section 3:

          (a)  Initial Shelf Registration.  The Registrants shall prepare and
               --------------------------
cause to be filed with the Commission a Registration Statement for an offering to be made on a continuous basis other than pursuant to an Underwritten Offering pursuant to Rule 415 covering all of the Registrable Securities (or, if a Shelf Notice is delivered solely pursuant to Section 2(c), all of the Registrable Securities held by any Restricted Persons) (the "Initial Shelf Registration
                                                 --------------------------
Statement"); provided, however, that no holder shall be entitled to have its
---------    --------  -------
Registrable Securities covered by such Initial Shelf Registration Statement unless such holder agrees in writing, within 10 business days after actual receipt of a request therefrom, to be bound by all the provisions of this Agreement applicable to such holder. No holder shall be entitled to the benefits of Section 4 of this Agreement unless and until such holder shall have provided all information reasonably requested by the Registrants (after conferring with counsel), and such holder shall not be entitled to such benefits with respect to any period during which such information was not provided. Each holder to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such holder not materially misleading. The Initial Shelf Registration Statement shall be an appropriate form permitting registration of such Registrable Securities for such resale by the holders thereof in the manner or manners reasonably designated by them (but excluding any

Underwritten Offerings). The Registrants shall use their reasonable best efforts to (A) cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effective Date and (B) keep the Initial Shelf Registration Statement (or a Subsequent Shelf Registration Statement) continuously effective under the Securities Act for a period commencing on the date such Initial Shelf Registration Statement is declared effective until the date which is two years after the Closing Date (subject to extension pursuant to the last paragraph of Section 5 and subject, with respect to Registrable Securities held by Restricted Persons, to the limitations set forth in Section 2(c)) or such shorter period ending when (1) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold or
(2) all Registrable Securities may be sold pursuant to Rule 144 without volume restrictions (such period as it may be extended being the "Effective Period").
                                                           ----------------

          Notwithstanding any other provision hereof, the Registrants may postpone or suspend the filing or the effectiveness of a Registration Statement (or any amendments or supplements thereto), if (1) such action is required by applicable law, or (2) such action is taken by the Registrants in good faith and for valid business reasons (not including avoidance of such party's obligations hereunder), including the acquisition or divestiture of assets, other pending corporate developments, public filings with the Commission or other similar events, so long as the Registrants promptly thereafter comply with the requirements of Section 5(b) hereof, if applicable. Notwithstanding the occurrence of any event referred to in the immediately preceding sentence (a

"Suspension"), such event shall not suspend, postpone or in any other manner
 ----------
affect the running of the time period after which an Illiquidity Event shall be deemed to occur and, if the filing or effectiveness of a Registration Statement is postponed or suspended as a result of a Suspension, an Illiquidity Event shall nonetheless exist if all other requirements set forth for the occurrence of an Illiquidity Event shall be satisfied, and the provisions of Section 4 requiring the payment of liquidated damages, as set forth in such Section, on the Registrable Securities, shall be applicable.

          (b) Subsequent Shelf Registrations.  If the Initial Shelf Registration
              ------------------------------
Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effective Period after the Effective Date, the Registrants may attempt to obtain the withdrawal of any order suspending the effectiveness thereof, and may amend such Initial Shelf Registration Statement or Subsequent Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement applicable to the Initial Securities pursuant to Rule 415 covering all of such Registrable Securities remaining unsold (a "Subsequent Shelf Registration Statement"). If a Subsequent
                     ---------------------------------------
Shelf Registration Statement is declared effective, the Registrants shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period after the date of such effectiveness equal in length to the remaining length of the Effective Period plus the aggregate number of days from the date of the order suspending the effectiveness of the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          SECTION 4.  Liquidated Damages for Illiquidity.
                      ----------------------------------

          (a) The Registrants acknowledge and agree that the Initial Purchasers (and any subsequent holders of the Initial Securities) have acquired the Initial Securities in reliance on the covenant of the Registrants to use their reasonable best efforts to (i) cause to become effective on or prior to the Effective Date the Exchange Offer Registration Statement and consummate the Exchange Offer, (ii) to cause to become effective on or prior to the Effective Date an Initial Shelf Registration Statement, if applicable, and (iii) maintain the respective effectiveness of such Registration Statements as described herein. The Registrants further acknowledge and agree that the failure of the Registrants to fulfill such covenants will cause the holders of the Registrable Securities to suffer damages and that it would not be feasible to ascertain the extent of such damages. Therefore, the Registrants agree that from and after the date on which one or more Illiquidity Events occur, the Lessees will be obligated to pay liquidated damages (in addition to the interest otherwise payable with respect to the Securities) which shall accrue on the outstanding principal amount of the Lessor Notes of the same maturity as the Registrable Securities until but not including the date on which such Illiquidity Events shall all cease to exist (and provided no other Illiquidity Event with respect to any Registrable Securities shall then be continuing), at the rate of one half of one percent (0.50%) per annum. If liquidated damages are payable by the Lessees under this Section 4, each Lessee shall pay its applicable portion of such liquidated damages to the applicable Owner Lessor in accordance with
Section 3.4 of the applicable Facility Lease Agreement dated as of May 8, 2001 between the applicable Owner Lessor and the applicable Lessee (collectively, the "Facility Lease Agreements"). The Owner Lessors will make a corresponding
 -------------------------
payment under the Lessor Notes to the applicable Pass Through Trust. The holders of all Securities of the same series as the Registrable Securities shall receive a corresponding payment in the manner and subject to the same terms and conditions set forth in the Pass Through Trust Agreements, as nearly as may be, as though the interest rates provided in such Securities had been increased by one half of one percent (0.50%) per annum for the duration of the period during which liquidated damages pursuant to this Section 4 shall accrue. Subject to the provisions of this Section 4, the Registrants agree that the holders of all Securities of the same series as the Registrable Securities shall be entitled to the payment of any and all liquidated damages on the Registrable Securities that shall accrue pursuant to this Section 4.

          Any such liquidated damages accrued on any such Securities but unpaid on the date on which such liquidated damages cease to accrue (the "Cure Date")
                                                                   ---------
shall be due and payable on the first interest payment date following the next record date immediately following such Cure Date (or the record date occurring on such Cure Date, if such Cure Date is a record date) to the holders of record of such Securities on such record date.

          (b) The Registrants shall promptly notify the holders of the Securities and the Pass Through Trustee of the occurrence of any Illiquidity Event of which they have knowledge.

          Notwithstanding the foregoing, no holder shall be entitled to receive the liquidated damages described in clause (a) of this Section 4 with respect to the Securities held by such holder if the applicable Illiquidity Event arises by reason of the failure of such holder to provide such information as (i) the Registrants may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Registrants reasonably determine that such information is required to be included therein by applicable law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement, or
(iii) is required to comply with the agreements of such holder contained in clause (a) of Section 3 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

          The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders by reason of the occurrence of an Illiquidity Event. The payment of the liquidated damages in accordance with this Section 4 shall fully discharge and satisfy each Registrant's obligations with respect to damages resulting from any such Illiquidity Event under this Registration Rights Amendment or under the Facility Lease Agreements. Anything in the foregoing to the contrary notwithstanding, in the event that more than one Illiquidity Event shall have occurred and be continuing at the same time, the maximum amount of liquidated damages payable in the manner of additional interest to accrue with respect to any Securities shall be 0.50% per annum.

          SECTION 5.  Registration Procedures.  In connection with the
                      -----------------------
registration of any Registrable Securities or Exchange Securities pursuant to Sections 2 and 3 hereof, the Registrants shall use their reasonable best efforts to effect such registration to permit the sale of such Registrable Securities or Exchange Securities in accordance with any permitted intended method or methods of disposition thereof, and pursuant thereto the Registrants shall:

          (a) prepare and cause to be filed with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2 and 3 of this Agreement, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective for the applicable period as provided herein; provided, however, that (i) during the period in which the
                 --------  -------
Initial Shelf Registration Statement is open for the Restricted Persons, the Registrants shall afford any Restricted Person which is a holder of Registrable Securities or Resale Securities and the Special Counsel, upon such holder's written request to the Registrants, an opportunity to review copies of all such documents proposed to be filed, and (ii) if such filing is pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Registrants shall afford the Special Counsel for all holders of the Registrable Securities covered by such Registration Statement an opportunity to review copies of all such documents proposed to be filed;

          (b) prepare and cause to be filed with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period as provided herein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented in accordance with the intended methods of disposition by the sellers of Registrable Securities covered thereby set forth therein;

          (c) promptly notify holders of Registrable Securities (i) if a Shelf Registration Statement is filed pursuant to Section 3 hereof, (ii) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (iii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iv) of receipt by the Registrants of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or the initiation of any proceedings for that purpose, (v) of the receipt by the Registrants of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (vi) of the existence of any fact known to the Registrants which results in such Registration Statement or related Prospectus or any document incorporated therein by reference containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice may be accompanied by an instruction that such notice constitutes material non-public information and to suspend the use of the Prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material non-public information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of the Registrants after receipt of such notice) and (vii) if the Registrants reasonably determine that the filing of a post-effective amendment to such Registration Statement would be appropriate;

          (d) if a Shelf Registration Statement is filed pursuant to Section 3, use their reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to use reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3, furnish to each selling holder of Registrable Securities who so requests (at such holder's address set forth in the Securities Register) without charge, one conformed copy of the

Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) if a Shelf Registration Statement is filed pursuant to Section 3, deliver to each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and each amendment or supplement thereto as such persons may reasonably request, and subject to the last paragraph of this Section 5, the Registrants hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (g) prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling holders reasonably request in writing (provided that if Registrable
                                                   --------
Securities are offered other than through an Underwritten Offering, the Registrants agree to cause their counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(g)); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however,
                                                             --------  -------
that none of the Registrants will be required to qualify as a foreign corporation or limited liability company, or to do business, to file a general consent or take any action which would subject it to service of process in any jurisdiction or take any action which would subject itself to taxation in any such jurisdiction;

          (h) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the Pass Through Trustee and the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Securities to be in such authorized denominations and registered in such names as the holders may reasonably request at least three business days prior to any such sale;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, upon the occurrence of any event contemplated by Section 5(c), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Registrants so notify the holders to suspend the use of the Prospectus after the occurrence of such an event, the holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of the Registrants, until the Registrants have amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) use their reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to continue to be rated by the rating agencies that initially rated the Initial Securities during the period that the Registration Statement is required hereunder to remain effective (it being acknowledged, however, that the foregoing shall not be deemed to require the Registrants to maintain the rating of such Registrable Securities at the rating given the Initial Securities);

          (k) prior to the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as the case may be, (i) provide the Pass Through Trustee with printed certificates for such securities in definitive form or in a global form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for such Registrable Securities or Exchange Securities represented by such certificates;

          (l) if a Shelf Registration Statement is filed pursuant to Section 3, enter into such reasonably required agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of such Registrable Securities;

          (m) in the event of any Underwritten Offering (which shall only be undertaken at the option of the Registrants), if a Shelf Registration Statement is filed pursuant to Section 3, make available prior to the filing thereof for inspection by a representative of the holders of a majority in aggregate principal amount of the Registrable Securities being sold, and the Special Counsel, on the one hand, or underwriter, on the other hand (collectively, the "Inspectors"), during reasonable business hours, all financial and other
 ----------
records, pertinent corporate documents and properties of the Registrants (collectively, the "Records"), and cause the officers, directors and employees
                    -------
of the Registrants to supply all relevant information as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities; provided, however, that as a condition to supplying such
                  --------  -------
information, the Registrants shall receive an agreement in writing from the Special Counsel and by any holders of Registrable Securities agreeing that any information that is designated by the Registrants, in good faith, as confidential shall be kept confidential by such inspector (other than as to holders of Registrable Securities who have so agreed) and by such holders of Registrable Securities receiving such information, unless (i) disclosure of such information is required pursuant to applicable law or by court or administrative order, (ii) disclosure of such information is, in the reasonable opinion of counsel to the Registrants, necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure by any inspector or any such holder of Registrable Securities in violation of this
Section 5(m) or (iv) such information is approved for release by the Registrants, in writing;

          (n) use their best efforts to cause the Pass Through Trust Agreements or the trust indenture provided for in Section 2, as the case may be, to be qualified under the TIA not later than the effective date of such Registration Statement; and, in connection therewith, cooperate with the Pass Through Trustee under the Pass Through Trust Agreements and the holders of the Registrable Securities to effect such changes to the Pass Through Trust Agreements as may be required for the Pass Through Trust Agreements to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause such Pass Through Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Pass Through Trust Agreements or the trust indenture provided for in Section 2 to be so qualified in a timely manner; and

          (o) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission.

          For purposes of the covenants set forth in this Section 5, references to a Shelf Registration Statement, including a Shelf Registration Statement filed pursuant to Section 3, shall be deemed to include any Registration Statement, filed pursuant to Section 2, which covers, for the period set forth therein, resales of Exchange Securities held by Restricted Persons as provided in Section 2, and, in connection with such Restricted Persons shall be entitled to exercise all rights, receive all notices and copies of documents, and otherwise receive all benefits afforded to sellers or holders of Registrable Securities under this Section 5 in connection with a Shelf Registration Statement. Without limiting the generality of the foregoing, the Registrants agree to fulfill their obligations set forth in Sections 5(a), (b), (c), (d),
(e), (f), (h), (j), (l) and (m) with respect to any such Registration Statement filed pursuant to Section 2 insofar as it covers such resales.

          The Registrants may require each seller of Registrable Securities as to which any registration is being effected, as a condition thereto, to furnish to the Registrants such information regarding the holder and the distribution of such Registrable Securities as the Registrants may, from time to time, request in writing, including without limitation stating that (i) it is not an Affiliate of either Registrant, (ii) the amount of Registrable Securities held by such holder prior to the Exchange Officer, (iii) the amount of Registrable Securities owned by such holder to be exchanged in the Exchange Offer and representing that such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued, and (iv) it is acquiring the Exchange Securities in its ordinary course of business and to covenant and agree to promptly notify the Registrants if any such information so provided by such seller ceases to be true and correct and will promptly thereafter furnish the Registrants with corrected information. The Registrants may exclude from such registration the Registrable Securities of any holder who fails to furnish such information within a reasonable time after receiving such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Registrants of the happening of any event of the kind described in Section 5(c)(iii), 5(c)(iv), 5(c)(vi) or 5(c)(vii) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder is advised in writing (the "Advice")
                                                                      ------
by the Registrants that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Registrants, such holder will deliver to the Registrants (at the Registrant's expense) all copies in its possession, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice, or certify in writing as to the destruction thereof. In the event the Registrants shall give any such notice, the length of the Effective Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(i) or
(y) the Advice.

          SECTION 6.  Delivery of Prospectus; Notification Upon Resale.  The
                      ------------------------------------------------
Initial Purchasers acknowledge that it is the position of the staff of the Commission that any broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities pursuant to the Exchange Offer must deliver a prospectus in connection with any resale of such Resale Securities. By so acknowledging, such Initial Purchasers shall not be deemed to admit that, by delivering a prospectus, it is an underwriter within the meaning of the Securities Act.

          Each Initial Purchaser shall notify the Registrants promptly upon the completion of the resale of the Resale Securities received by such Initial Purchaser pursuant to the Exchange Offer.

          SECTION 7.  Registration Expenses.  The Registrants shall bear all
                      ---------------------
expenses incurred in connection with the performance of the Registrants' obligations under Sections 2, 3 and 4; provided, however, that the Registrants
                                       --------  -------
shall also bear or reimburse the holders for the reasonable fees and disbursements of only one counsel, the Special Counsel, in accordance with the terms of the Purchase Agreement. Each holder shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to a Shelf Registration Statement.

          SECTION 8.  Indemnification and Contribution.
                      --------------------------------

          (a) In connection with a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser, as applicable, the Registrants, jointly and severally, agree to

(A) indemnify and hold harmless each holder of Registrable Securities (including any Initial Purchaser which holds Registrable Securities, including Resale Securities, for its own account (each, a "Resale Purchaser")) and each Person,
                                          ----------------
if any, who controls any such Person within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee or agent of each such Person (each, a "Holder Indemnified Party") against any and all losses,
                      ------------------------
claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement covering Registrable Securities held by such person or any Prospectus relating to any such Registration Statement, or any amendment thereof or supplement thereto and all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and (B) reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the
                                          --------  -------
Registrants will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to such holder provided by such holder to the Registrants specifically for use therein (collectively, the "Holder Information"); provided further,
                                    ------------------    -------- -------
however, that the indemnity obligations arising out of this Section 8 with
-------
respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus shall not inure to the benefit of any holder or any controlling Person of such holder, to the extent that a prospectus relating to such Registrable Securities or the Exchange Securities, as the case may be, was required to be delivered by such holder under the Securities Act in connection with such sale and any such loss, claim, damage or liability of such holder results from the fact that such holder failed to send or deliver to the Person asserting any such losses a copy of the final Prospectus with or prior to the delivery of the written confirmation of the sale of the Registrable Securities or the Exchange Securities, as the case may be, and such final Prospectus would have cured the untrue statement or omission giving rise to such losses if the Registrants had previously furnished copies thereof to such holder. This indemnity agreement will be in addition to any liability which the Registrants may otherwise have.

          (b) As a condition to the inclusion of a holder's Registrable Securities in a Registration Statement, such holder shall agree to (i) indemnify and hold harmless the Registrants and each person who controls each Registrant within the meaning of either the Securities Act or the Exchange Act, and each director, officer, member, employee or agent of each such person, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them are subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities

(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement covering Registrable Securities held by such holder or any Prospectus relating to any such Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and (ii) reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; in each and every case under clause (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Holder Information provided by such holder. This indemnity agreement will be in addition to any liability which any such holder may otherwise have. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale (or, in the case of Resale Securities, the resale) of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof (enclosing a copy of all papers served); but the omission to so notify the indemnifying party (i) shall not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the indemnifying party or material impairment of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation; provided that if (i) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have received an opinion of counsel reasonably acceptable to the indemnifying party that representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them,
(ii) the indemnifying party shall not have employed counsel for the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iii) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, then the indemnified party or parties shall have the right to select one firm of separate counsel (in addition to the fees and expenses of local counsel) to assert any separate legal defenses and to otherwise defend such action on behalf of such indemnified party or parties. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then such indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(a) or (b) hereof in such proportion as is appropriate to reflect the relative fault and benefits to the Registrants on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the Registrants and such holders shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any untrue statement or omission. The obligations of the holders in this Section 8(d) are several in proportion to their respective obligations hereunder and not joint. Notwithstanding the provisions of this Section 8(d), in no event shall any holder of Registrable Securities be required to contribute any amount which is in excess of (i) the aggregate principal amount of Initial Securities sold or exchanged by such holder less (ii) the amount of any damages that such person has otherwise been required to pay be reason of such alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Holder Indemnified Party shall have the same rights to contribution as a holder, and each person who controls any Registrant within the meaning of either the Securities Act or the Exchange Act and each officer, director, member, employee and agent of such person, shall have the same rights to contribution as the Registrants, subject in each case to the applicable terms and conditions of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought; but the omission to so notify such party or parties (x) shall not relieve the party or parties from whom contribution may be sought from any liability under this paragraph (d) unless and to the extent it did not otherwise learn of such action and such omission results in the forfeiture by the party or parties from whom contribution may be sought or material impairment of substantial rights and defenses and (y) shall not, in any event, relieve such party or parties from any obligations other than under this Section 8(d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder of Registrable

Securities, the Initial Purchasers, the Registrants or any of the officers, directors, members or controlling persons referred to in this Section 8 and will survive the sale (or, in the case of Resale Securities, the resale) by a holder of Registrable Securities of such Registrable Securities.

          SECTION 9.  Underwritten Registrations (If Any).  If any of the
                      -----------------------------------
Registrable Securities covered by any Shelf Registration Statement are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of such Registrable Securities included in such offering, subject to the consent of the Company (which consent shall not be unreasonably withheld or delayed) and such holders shall be responsible for all underwriting commissions and discounts in connection therewith. No holder may participate in any Underwritten Registration, which Underwritten Registration shall only be undertaken at the option of the Registrants, unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the holders of majority in aggregate principal amount of such Registrable Securities included in such offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          SECTION 10.  Termination.  In the event that no Initial Securities are
                       -----------
sold to the Initial Purchasers pursuant to the Purchase Agreement, this Agreement shall automatically terminate, without liability on the part of any party. Upon the fulfillment of all obligations on the part of the Registrants to register the Initial Securities as set forth herein (including maintaining the effectiveness of any applicable Registration Statements), this Agreement shall terminate; provided that the provisions of Sections 7 and 8 hereof shall
                 --------
survive any termination and remain in full force and effect.

          SECTION 11.  Miscellaneous.
                       -------------

          (a) No Inconsistent Agreements.  The Registrants neither have, as of
              --------------------------
the date hereof, entered into, nor shall, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of the Registrable Securities; provided that with respect to any matter
                                      --------
that directly or indirectly affects the rights of any Restricted Person hereunder occurring within the period in which the Initial Registration Statement is open for the Restricted Persons, the Registrants shall obtain the written consent of each such Restricted Person against which such amendment, modification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold or exchanged pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority in aggregate principal amount of the Registrable Securities being sold or exchanged by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended,
--------  -------
modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Resale Purchasers and that does not directly or indirectly affect the rights of other holders of Registrable Securities or Exchange Securities may be given by each of the Resale Purchasers affected thereby.

          (c) Notices.  All notices and other communications (including, without
              -------
limitation, any notices or other communications to the Pass Through Trustee) provided for or permitted hereunder shall be made in writing and delivered by hand delivery, registered first-class mail, next-day air courier or telecopier:

              (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Registrants in accordance with the provisions of this Section 11(c), which address initially is, with respect to the Initial Purchasers, at the address set forth in the Purchase Agreement and thereafter at the address for such holders of Registrable Securities set forth in the Security Register applicable to such Registrable Securities; and

              (ii) if to the Registrants, initially at their respective addresses set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(c).

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Pass Through Trustee at the address specified in the Pass Through Trust Agreements.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or any consent by the Registrants thereto, subsequent holders of Registrable Securities and by taking and holding such Registrable Securities such transferee shall be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of New York. Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and State Courts of the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          (h) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Purchase Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Securities Held by the Registrants, etc.  Whenever the consent or
              ----------------------------------------
approval of holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Registrants or any of their Affiliates (other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          (k) Rules 144 and 144A.  The Registrants shall use their reasonable
              ------------------
best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Registrants are not required to file such reports, they will, upon the written request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such holder's securities pursuant to Rules 144 and 144A. The Registrants covenant that they will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d) (4)). Upon the written request of any holder of Registrable Securities, the Registrants shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 11(k) shall be deemed to require the Registrants to register the Certificates pursuant to the Exchange Act.

          (l) No Piggyback Registration Rights.  None of the Registrants nor any
              --------------------------------
of their security holders (other than the holders of Registrable Securities in such capacity) shall have the right to include any securities in any Registration Statement other than Registrable Securities.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Registrants a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Registrants in accordance with its terms.

                                       Very truly yours,

                                       Dynegy Holdings Inc.

                                       By:  _______________________
                                       Name:
                                       Title:

                                       Dynegy Danskammer, L.L.C.

                                       By:  _______________________
                                       Name:
                                       Title:

                                       Dynegy Roseton, L.L.C.

                                       By:  _______________________
                                       Name:
                                       Title:

Confirmed and accepted as of
the date first above mentioned
Banc of America Securities LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
TD Securities (USA) Inc.


By:  Banc of America Securities LLC,
on behalf of the Initial Purchasers


By:_______________________________
   Name:
   Title:

By:  Lehman Brothers Inc.,
on behalf of the Initial Purchasers


By:_______________________________
   Name:
   Title: